

BRIDGELINE

Investor Presentation

December 22, 2025

Safe Harbor Statement

The information in this presentation may contain forward-looking statements. These "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, business operations and the business of our customers, suppliers and partners; our ability to retain and upgrade current customers, increasing our recurring revenue; our ability to attract new customers; our revenue growth rate; our history of net loss and our ability to achieve or maintain profitability; instability in the financial markets, including the banking sector; our liability for any unauthorized access to our data or our users' content, including through privacy and data security breaches; any decline in demand for our platform or products; changes in the interoperability of our platform across devices, operating systems, and third-party applications that we do not control; competition in our markets; our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products; our ability to manage our growth or plan for future growth, and our acquisition of other businesses and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; the volatility of the market price of our common stock; the ability to maintain our listing on the NASDAQ Capital Market; or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Bridgeline Digital, Inc. assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by applicable law.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as well as any updates to those risk factors that may be filed with the SEC from time to time in our periodic and current reports on Form 8-K and 10-Q. All statements contained in this presentation are made only as of the date of the presentation, and the Company undertakes no duty to update this information unless required by law.

This presentation includes statistical and other industry and market data that the Company obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While the Company believes that these industry publications and third-party research, surveys and studies are reliable, the Company has not independently verified such data and the Company does not make any representation as to the accuracy of the information.

Non-GAAP Financial Measures

This press release contains references to Adjusted EBITDA, a Non-GAAP financial measure.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment of goodwill and intangible assets, non-cash warrant related income/expense, changes in fair value of contingent consideration, restructuring and acquisition-related costs, amortization of debt discounts, preferred stock dividends and any related tax effects. Bridgeline uses Adjusted EBITDA as a supplemental measure of our performance that is not required by, or presented in accordance with, accounting principles generally accepted in the United States ("GAAP").

Bridgeline's management does not consider Non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of Non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these Non-GAAP financial measures. To compensate for these limitations, Bridgeline management presents Non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its Non-GAAP financial measure to the comparable GAAP financial measure, which is included in this press release, and not to rely on any single financial measure to evaluate Bridgeline's financial performance.

Our definition of Non-GAAP Adjusted EBITDA may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting its usefulness as a comparative measure. As a result of the limitations that Adjusted EBITDA has as an analytical tool, investors should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

Other Terms

Core Product revenue includes all subscription license and services revenue from HawkSearch, WooRank licenses for HawkSearch customers, and AccessiBe.

Net Revenue Retention ("NRR") is measured as the current period trailing twelve months Monthly Recurring Revenue ("MRR"), including Cross Sales and Net Renewal (expansion less contraction) MRR, all divided by trailing twelve months MRR for the previous period trailing twelve months.

FY25 Highlights

Bridgeline Digital, Inc.
NASDAQ: BLIN

The AI Leader in B2B Search

$15.4M
Revenue

16%
Core CAGR

35%
Higher ARPU

117%
Core NRR

65%
Pipeline Growth

Gartner

HawkSearch
#1 in B2B Search



CED · hp · Grizzly Industrial, Inc. · FABORY · Do it Best · Oriental Trading · Chattanooga · Natchez · ups · DQ · berlin packaging · Ron Jon Surf Shop · Raney's

REVENUE = TRAFFIC x CONVERSION x AOV



TRAFFIC
CONVERSION
AOV
AI Pages
SEO Optimization
Smart Bridge
Merchandising
Recommendations
Smart Response
Smart Search
B2C Search
B2B Search

Marketing Technology


U.S. Digital Marketing Software Market
Size, by Solution, 2020 - 2030 (USD Billion)
$22.8B
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
CRM Software
Email Marketing
Social Media
Search Marketing
Content Management
Marketing Automation
Campaign Management
Others
GRAND VIEW RESEARCH
17.8%
U.S. Market CAGR, 2023 - 2030
Source: www.grandviewresearch.com


AI in MarTech
Automates routine tasks
Analyses customer data
Powers predictive analytics
Enables real-time personalisation

- 18% CAGR
- Perfectly positioned for AI
- B2B coming online

Product Validation and Market Position

Customers

Customers vote for HawkSearch with their pocketbooks.
117% NRR in FY25
$2.60 additional license for every $1.00 in initial license.

What customers say, What customers do…

60% of sales are to customers



A Word From MISUMI USA
Borsheims wins with HawkSearch
Exploring Deeper AI with HawkSearch

Analysts

Gartner ranks HawkSearch #1 for B2B and customer reviews rank Hawk above Competitors.



HawkSearch 4.20
Constructor 4.15
Bloomreach 4.11
Algolia 4.02
Netcore Unbxd 3.96
Coveo 3.85
Zoovu 3.84
Google 3.82
Rezolve Ai 3.77
FactFinder 3.69
Nosto 3.61
Lucidworks 3.50
Algonomy 3.03
Athos Commerce 2.60
Yext 2.16
1
2
3
4
5
As of 12 June 2025

Market

Market embraces Search + AI.
B2B is going online.
<u>65%</u> Pipeline Growth



Bridgeline Powers 5,000+ Sites

hp
Culligan
BORSHEIMS
Oriental Trading
MAX WAREHOUSE
Do it Best
Schaedler yesco
CED
INTERLIGHT InterlightUS.com
GERRIE
CRESCENT ELECTRIC SUPPLY COMPANY
dealers electrical supply
AllPOINTS FOODSERVICE PARTS ADVANTAGE
BradyPLUS
IFS INDIVIDUAL FOODSERVICE
ReStockIt
FILTERSFAST.COM Filter. Purify. Protect.
DIVERSIFIED
Aramsco A FAMILY OF COMPANIES
NSI
SBP Specialty Building Products
ADENTRA
BLACKHAWK INDUSTRIAL
The Bostwick-Braun Company
IDEAL TRIDON
MONTAUK FASTENERS WHEN YOU NEED IT NOW
CREST FASTENERS
Tanner A GMS COMPANY
MiSUMi
Tacoma Screw
ups
berlin PACKAGING
RANEY'S
WeatherTech
Auto Value
THOROUGHBRED DIESEL
DESIGNERIE
Sika-Design HANDMADE FURNITURE
BARRON DESIGNS
McKenzie
IVYSTONE
TECHO—BLOC
SAFCO

Bridgeline Launches 1 Site per Week

Momentum

- Launching more than 1 new site per week
- RapidUI – Out of the Box
- Scale – Enterprise
- Connectors – CMS Catalog Integration
- SmartSearch – AI on Demand

Industrial and Distributors

- Black Hawk Industrial
- CED Consolidated Electrical Distributors, Inc.
- Gerrie
- Crescent Electric Supply Company
- BradyPLUS
- Schaedler yesco
- Grizzly Since 1983
- FiltersFast.com Filter. Purify. Protect.
- Tanner
- AllPoints
- Montauk Fasteners When You Need It Now

Brands and Catalogs

- Do it Best
- UPS
- HP
- MAX Warehouse
- Oriental Trading
- SAFCO
- ReStockIt
- Borsheims
- Sika-Design Handmade Furniture
- Culligan
- IVYSTONE
- Designerie
- Natchez Shooting & Outdoors




SHOP BY CATEGORY


Consolidated Electrical Distributors


Fall Blizzard® Treat Flavors are Here

Bridgeline Drives $1M per Hour for HP.com

Challenge

- 2 computers per second
- $1,000,000 per hour
- 1,000,000+ products
- 100 campaigns per day

Solution

- Traffic: Traffic builder drives customers to site
- Conversion: Search increases conversion of traffic to buyers
- Order Size: Recommendations increase order size


72 Hour Flash Sale

www.hp.com www.hp.com/shop







BRIDGELINE

Bridgeline Powers 6,000+ Sites for Do It Best

6,000+	> 30%	> 15%	1M+ Daily Real-Time
Store Locations	Revenue Boost	Traffic Uplift	POS Inventory Updates



Results for "saw"

Do it Best

True Value®

Partners Recommend Bridgeline

Optimizely



Powerful enterprise integrations and ecommerce apps
Featured
feedonomics
NOFRAUD
hawksearch

Relationship
- Top paid app in app store
- One click install

BIGCOMMERCE



Do more with apps and integrations
Top free apps
Top paid
Latest apps
Siteimprove integration
PunchOut by TradeCentric
Annex Cloud integration
Hawksearch integration
Contentsquare integration

Relationship
- "Featured" in app store
- B2B AI powered search

shopify
unilog
salesforce
shopware
SITECORE
Adobe

Gartner Ranks HawkSearch #1 in B2B Search



* HawkSearch 4.20
Constructor 4.15
Bloomreach 4.11
Algolia 4.02
Netcore Unbxd 3.96
Coveo 3.85
Zoovu 3.84
Google 3.82
Rezolve Ai 3.77
FactFinder 3.69
Nosto 3.61
Lucidworks 3.50
Algonomy 3.03
Athos Commerce 2.60
Yext 2.16
1 2 3 4 5
As of 12 June 2025
© Gartner, Inc

"HawkSearch has a strong presence in B2B Support, where it has extensive functionality in part number search, units of measurement, product grouping and entitlement management… "

- Gartner**

"It has strong B2B capabilities with rich configuration options, and content search results can be seamlessly blended with product results."

- Gartner**

"For B2B use cases HawkSearch provides, "A granular set of accelerators … as well as comprehensive unit-of-measurement conversion, SKU search, product grouping with multilayer drill-downs, and child variant management. Entitlement is also highly flexible."

- Gartner**

BRIDGELINE

* *2025 Gartner Critical Capabilities for Search and Product Discovery*

** *2024 Gartner Critical Capabilities for Search and Product Discovery*

Customers Promote Bridgeline

hawksearch
By Bridgeline

**What customers say,
What customers do…**

60% of sales are to customers



A Word From MISUMI USA



Borsheims wins with HawkSearch


Todd Sisson

Exploring Deeper AI with HawkSearch

Customers Vote with their pocketbooks.

$2.60 customer license sales for every $1.00 in new customer license sales.

35%	117%	92
Higher ARPU	NRR	Days Sales Cycle

Bridgeline Released Six AI Products in FY25

Smart Search

- Large Language Model
- Concept Search
- Image Search

Smart Response

- Generative AI
- Smart Summaries
- Conversational Search

Smart Assistants

- Agentic AI with MCP
- Shopping Assistant
- Merchandising Assistant

Spark UX

- Expand TAM to Midmarket
- Out of the Box
- Rapid UI

Multi-Site

- Franchise and Chains
- Thousands of Sites
- Central Control

Advanced Analytics

- Data Lake
- Reporting
- Data Integration

Team


35
10
4
5


Ari Kahn
President & Chief Executive Officer
Jeremy LaDuque
SVP of Marketing
John Murcott
EVP Product & Strategy
Carl Prizzi
EVP of Revenue
Charles Serrini
VP Services
James Voss
EVP of Engineering
Tom Windhausen
Chief Financial Officer

Engineers

- 13 R&D
- 12 Services
- 3 Hosting
- 6 Support
- 3 Products

Sales & Marketing

- 3 Direct Sales
- 3 Customer Success
- 4 Marketing
- 2 Inside Sales

Administration

- 1 CEO
- 4 Finance

Financials

Income Statement

Income Statement	FY25	Q4 FY25	Q3 FY25	Q2 FY25	Q1 FY25	FY24	Q4 FY24	YTD vs. YTD	%	Q4 vs Q4	%
Revenue											
Services	3,028	737	724	823	743	3,224	838	(196)	-6%	(101)	-12%
Subscription & License	12,355	3,133	3,122	3,052	3,048	12,134	3,025	221	2%	108	4%
Revenue	15,383	3,870	3,846	3,875	3,791	15,358	3,864	25	0%	7	0%
Cost of Goods Sold											
Services	1,488	369	363	393	363	1,533	353	(45)	-3%	16	4%
Subscription	3,654	960	934	867	893	3,392	858	262	8%	102	12%
Cost of Goods Sold	5,142	1,329	1,297	1,259	1,256	4,924	1,211	217	4%	118	10%
Gross Profit	10,241	2,542	2,549	2,616	2,535	10,434	2,652	(193)	-2%	(111)	-4%
Services GM	51%	50%	50%	52%	51%	52%	58%	-2%		-8%	
Subscription & License GM	70%	69%	70%	72%	71%	72%	72%	-2%		-2%	
Gross Margin	67%	66%	66%	68%	67%	68%	69%	-1%		-3%	
Operating Expenses											
S&M	4,474	1,118	1,298	1,075	982	3,715	912	759	20%	206	23%
G&A	3,149	806	774	783	786	3,281	856	(132)	-4%	(50)	-6%
R&D	4,024	880	961	1,110	1,073	4,160	1,023	(136)	-3%	(143)	-14%
Depr&Amort	779	193	196	195	195	1,086	201	(307)	-28%	(8)	-4%
Restructuring/Acquisition	242	25	10	197	10	210	142	32	15%	(117)	-82%
Operating Expenses	12,669	3,024	3,238	3,361	3,046	12,453	3,134	216	2%	(110)	-4%
Operating Income	(2,427)	(482)	(689)	(745)	(511)	(2,019)	(482)	(408)	20%	(0)	0%
Other Income/Expenses	(92)	117	(100)	15	(124)	57	50	(149)	-261%	67	135%
Net Income	(2,518)	(365)	(789)	(730)	(634)	(1,961)	(432)	(557)	28%	67	-16%
Adjusted EBITDA	(931)	(169)	(330)	(239)	(193)	(192)	5	(738)	383%	(174)	*

Our Core products, led by the HawkSearch suite and it's AI products, grew by 16% and had 117% Net Revenue Retention, which demonstrates customer satisfaction and demand for our AI-powered product discovery.

We begin fiscal 2026 with a 65% larger sales pipeline, #1 ranking in Gartner's Critical Capabilities Report for B2B Search Use Case, and 58% of our revenue now coming from our Core products.

Balance Sheet

Balance Sheet	Q4 FY25	Q3 FY25	Q2 FY25	Q1 FY25	Q4 FY24	Change $
Assets						
Current Assets						
Cash and Cash Equivalents	1,626	2,103	2,751	1,483	1,390	236
Accounts Receivable	1,542	1,401	1,400	1,170	1,288	254
Prepaids and Other Current Assets	310	581	583	474	269	41
Current Assets	**3,478**	**4,085**	**4,734**	**3,127**	**2,947**	**531**
Equipment, Leases, Other Assets	204	236	275	226	279	(75)
Intangibles	3,176	3,359	3,542	3,724	3,908	(732)
Goodwill	8,468	8,468	8,468	8,468	8,468	-
Total Assets	**15,326**	**16,148**	**17,019**	**15,545**	**15,602**	**(276)**
Liabilities and Stockholders' Equity						
Current Liabilities						
Debt - Short Term	156	156	209	201	282	(126)
Accnts Payable & Accrued Liab. & Other	2,564	2,953	3,127	3,058	2,257	307
Deferred Revenue	2,262	2,176	2,139	1,823	2,189	73
Current Liabilities	**4,982**	**5,285**	**5,475**	**5,082**	**4,728**	**254**
Debt - Long Term	170	192	197	208	244	(74)
Warrant Liability	102	154	185	212	98	4
Other Long Term Liabilities	504	568	572	493	526	(22)
Total Liabilities	**5,758**	**6,199**	**6,429**	**5,995**	**5,596**	**162**
Total Stockholders' Equity	**9,568**	**9,949**	**10,590**	**9,550**	**10,006**	**(438)**
Total Liabilities and Stockholders' Equity	**15,326**	**16,148**	**17,019**	**15,545**	**15,602**	**(276)**



Debt
3.4% APR
Quarterly Payments through 2028
700
600
500
400
300
200
100
-
Q1 FY24
Q2 FY24
Q3 FY24
Q4 FY24
Q1 FY25
Q2 FY25
Q3 FY25
Q4 FY25
Debt - Short Term
Debt - Long Term

Cash Flow

Cash Flows	YTD 2025	Q3 2025	Q3 2025	Q2 2025	Q1 2025	FY 2024
Net loss	$ (2,667)	$ (514)	$ (789)	$ (730)	$ (634)	$ (1,961)
Adjustments:						
Amortization of intangible assets	732	183	183	182	184	982
Depreciation and other amortization	62	10	17	18	17	130
Change in fair value of warrant liabilities	56	(2)	(29)	(27)	114	(76)
Deferred income taxes	-	-	-	-	-	(65)
Stock-based compensation	553	65	274	107	107	558
Changes in operating assets and liabilities						
Accounts receivable	(192)	(85)	15	(229)	107	(280)
Prepaid expenses and other current assets	(275)	36	2	(106)	(207)	7
Other assets	3	(3)	(9)	15	-	3
Accounts payable and accrued liabilities	489	(191)	(265)	85	860	(160)
Deferred revenue	74	47	41	340	(354)	95
Other liabilities	(48)	-	(3)	(29)	(16)	2
Total adjustments	1,454	60	226	356	812	1,196
Net cash (used in) provided by operating activities	$ (1,213)	$ (454)	$ (563)	$ (374)	$ 178	$ (765)
Net cash (used in) investing activities	(14)	(2)	(5)	(2)	(5)	(29)
Net cash used in financing activities	1,446	(29)	(93)	1,651	(83)	(209)
Impact of Fx on cash balances	17	8	13	(7)	3	16
Cash at end of period	1,626	1,626	2,103	2,751	1,483	1,390

Cap Table September 30, 2025

Cap Table	Total Shares
Common Stock	12,224,399
Warrants	861,533
Stock Options	1,988,677
Total	15,074,609

Warrants

- 592,106 - $2.51 exercise price (Nov 2026)
- 166,536 - $2.85 exercise price (May 2026)
- 70,000 - $1.88 exercise price (Mar 2030)
- 31,564 - $3.88 exercise price (Feb 2026)
- 1,327 - $132.50 exercise price (Oct 2025)

Employee Stock Options

- $1.99 exercise price (weighted average)